Accrued compensation and benefits	12 Months Ended
Dec. 31, 2011
Accrued compensation and benefits [Abstract]
Accrued compensation and benefits
(7)	Accrued compensation and benefits

Accrued compensation and benefits expenses consist of the following (in thousands):

	December 31,
	2010	2011
Accrued severance benefits	$-	$1,774
Other accrued compensation and benefits	1,291	580
	$1,291	$2,354

As of December 31, 2011 accrued severance benefits included $1.5 million related to the restructuring in November 2011 (See Note 9 below for more details).  The Company expects to complete payment of these severance benefits by September 2012.

As of December 31, 2011 accrued severance benefits also included $0.2 million related to the severance agreement the Company entered into with its former president and chief executive officer in June 2011.  The severance agreement provided for the employee to receive 12 monthly severance payments equal to his current monthly salary and a one-time cash payment equal to his target bonus amount for 2011.  During the year ended December 31, 2011, the Company recorded compensation expense within general and administrative expense and a corresponding liability of $0.7 million for the estimated value of the Company's obligations under the severance agreement.  As of December 31, 2011, the Company paid $0.5 million and anticipates making payments of the remaining $0.2 million through June 30, 2012 in connection with the severance agreement.

Other accrued compensation and benefits for the year ended December 31, 2010 and 2011 consisted primarily of accrued bonus of $1.1 million and $0.4 million, respectively.